Exhibit 10.7

BIO-PATH HOLDINGS, INC.
2017 STOCK INCENTIVE PLAN

STOCK APPRECIATION RIGHT AWARD AGREEMENT

This Stock Appreciation Right Award Agreement (the “Agreement”) is made and entered into as of the award date set forth below (the “Award Date”) by and between Bio-Path Holdings, Inc., a Delaware corporation (the “Company”), and the participant named below (the “Participant”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company’s 2017 Stock Incentive Plan (the “Plan”).

Participant: ________________________________________

Award Date: _______________________________________

Fair Market Value on Award Date: $_________ per Share

Number of Shares under Award: ___________ Shares of Common Stock

Expiration Date: __________________________

Section 1.               Grant of Award. The Company hereby grants to Participant a Stock Appreciation Right (the “SAR”) to receive from the Company an amount equal to 100% of the excess of the Fair Market Value of the Common Stock on the Exercise Date over the Fair Market Value of the Common Stock on the Award Date (the “Spread”).

Section 2.               Vesting Schedule. The Award shall initially be unvested and unexercisable. The Award shall become exercisable upon vesting, in accordance with the following vesting schedule, provided Participant remains in Continuous Service with the Company (or an Affiliate) on the Vesting Date.

Percentage	Vesting Date

Notwithstanding the foregoing, the Plan Administrator may, in its sole discretion, provide that the vesting of any or all SARs granted pursuant to this Agreement will accelerate immediately prior to the consummation of a Change in Control, provided the Participant remains in Continuous Service as of such date. If the Plan Administrator exercises such discretion with respect to the SARs, the SARs will become exercisable to the extent provided by the Plan Administrator prior to the consummation of the Change in Control at such time and on such conditions as the Plan Administrator determines, and any vested SARs not exercised prior to the consummation of such event shall terminate at such time as determined by the Plan Administrator.

Section 3.           Exercise of SARs. Each SAR shall be exercisable during the Award Term to the extent provided under this Section 3.

3.1              Exercise Period.

(i)                 Voluntary Termination of Service. In the event Participant is terminated for any reason (other than upon Participant’s death, Disability, Retirement by a Director, or for Cause, or upon occurrence of a Breach Event), Participant may thereafter exercise the vested portion of the SAR (to the extent that Participant was entitled to exercise the SAR as of the Termination Date) but only within such period of time ending on the earlier of (A) the date that is three (3) months following Participant’s Termination Date and (B) the Expiration Date. If, after termination, Participant does not exercise this SAR within the time specified herein, the SAR shall terminate and will no longer be exercisable.

(ii)              Death of Participant. In the event Participant is terminated by reason of Participant’s death, Participant’s estate, heirs or designated beneficiary, as applicable, may thereafter exercise the SAR (to the extent that Participant was entitled to exercise the SAR as of the Termination Date) but only within such period of time ending on the earlier of (A) the first anniversary of Participant’s death and (B) the Expiration Date. If, after Participant’s death, Participant’s estate or heirs have not exercised the SAR within the time specified herein, the SAR shall terminate and will no longer be exercisable.

(iii)            Disability of Participant. In the event Participant is terminated by reason of Participant’s Disability, Participant (or his legal representative) may thereafter exercise the SAR (to the extent that Participant was entitled to exercise the SAR as of the Termination Date) but only within such period of time ending on the earlier of (A) the date that is the first anniversary of the Participant’s Termination Date and (B) the Expiration Date. If, after termination, Participant, or his legal representative, has not exercised the SAR within the time specified herein, the SAR shall terminate and will no longer be exercisable.

(iv)             Termination for Cause or Occurrence of a Breach Event. Notwithstanding any provision herein to the contrary, in the event Participant is terminated for Cause or upon the occurrence of a Breach Event, the SAR, whether or not vested, shall immediately terminate and will no longer be exercisable.

(v)               Retirement of Director. In the event of the Retirement of a Participant who is a Director, such Participant’s SARs will not terminate as a result of such Retirement, and such Participant shall be entitled to exercise such SARs (to the extent that Participant was entitled to exercise the SARs as of the date of Retirement) during the Award term.

(vi)             Expiration. The SAR shall expire on the Expiration Date set forth above or earlier as provided in this Agreement or the Plan.

3.2              Manner of Exercise.

(i)                 SAR Exercise Agreement. To exercise the SAR, Participant (or his legal representative, estate, heirs, or designated beneficiary, as the case may be) must deliver to the Company an executed Exercise Agreement in the form attached hereto as Appendix I, and, if applicable, spousal consent, and such other documents as may be required by the Company and the Plan Administrator. If someone other than Participant exercises the SAR, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the SAR under the Plan. The SAR shall be deemed exercised as of the date: (i) the Company receives (A) the fully executed Exercise Agreement, including spousal consent if applicable and (B) payment of the aggregate Exercise Price, and (ii) all other applicable terms and conditions of this Agreement and the Plan are satisfied as determined in the sole discretion of the Plan Administrator.

(ii)              Limitations on Exercise. This Award must be exercised in respect to whole Shares and may not be exercised in respect to less than one (1) Share.

(iii)            Settlement. Following Plan Administrator’s receipt of the Exercise Agreement, the SAR granted hereunder shall entitle Participant to receive the Spread to be paid in cash, or by delivery to Participant of whole Shares of Common Stock valued on the Exercise Date, or by any combination of the foregoing, as the Plan Administrator shall, in its sole and absolute discretion, determine appropriate. If Shares are issued in settlement of the Exercised SARs, Participant shall become a stockholder of record. The Company may, but is not required to, issue certificated Shares registered in the name of Participant, which may include the appropriate legends affixed thereto.

(iv)             Tax Withholding. Unless otherwise determined by Plan Administrator, the amount payable to Participant upon exercise of the Award shall be reduced by the applicable amount of taxes required to be withheld. The Company shall remit the applicable tax withholding to the applicable taxing authorities.

Section 4.               Consent of Spouse. If the Participant is married as of the date of this Agreement, the Participant’s spouse shall execute and deliver to the Company a Consent of Spouse in the form attached hereto as Appendix II, effective on the date hereof. Notwithstanding the execution and delivery thereof, such consent shall not be deemed to confer or convey to the spouse any rights in the Restricted Shares that do not otherwise exist by operation of law or the agreement of the parties. If the Participant should marry or remarry subsequent to the date of this Agreement, the Participant shall within 60 days thereafter obtain his or her new spouse’s acknowledgement of and consent to the existence and binding effect of all restrictions contained in this Agreement by such spouse’s executing and delivering a Consent of Spouse in the form of Appendix II.

Section 5.               Restrictions on Transfer. Absent the written approval by the Plan Administrator, the SAR may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant (or, in the event of Participant’s incapacity, Participant’s legal representative).

Section 6.               No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Affiliate, or limit in any way the right of the Company or any Affiliate to terminate Participant’s employment or other relationship at any time, with or without Cause.

Section 7.               Rights of a Stockholder. Participant shall not have any of the rights of a stockholder as a result of the grant of this Award or the vesting of the SARs. If Shares are issued as payment of vested SARs, Participant shall become a stockholder of record and will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Participant until such time as Participant disposes of the Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date on which the SARs are exercised.

Section 8.               Compliance with Laws and Regulations. The exercise of the SAR and, if applicable, the issuance and transfer of Shares will be subject to, and conditioned upon compliance by the Company and the Participant with, all applicable federal, state and local laws and regulations and all applicable requirements of any stock exchange or automated quotation system on which the Shares may be listed or quoted at the time of such issuance or transfer.

Section 9.               Tax Consequences. Set forth below is a brief summary as of the effective date of the Plan of some of the federal and state tax consequences upon exercise of the SAR. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE SAR.9.1Grant of Award. There will be no regular federal or state income tax liability upon the grant of the Award.

9.2              Vesting of Award. There will be no regular federal or state income tax liability upon vesting of the Award. However, there may be federal and state employment taxes due upon vesting of the Award.

9.3              Exercise of SAR. There may be a regular federal and state income tax liability upon the exercise of the SAR. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the Spread. If Participant is a current or former Employee of the Company, the Company may be required to withhold from Participant’s compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

9.4              Disposition of Shares. To the extent that Participant has, upon exercise of the SAR, received payment in the form of Shares of Common Stock, in the event that any such Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of the SAR, any gain realized on disposition of such Shares will be treated as long-term capital gain.

9.5              Tax Liability and Withholding. Notwithstanding any action the Company takes with respect to any or all income tax, social security, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting, or payment of the SARs or the subsequent sale of any Shares acquired as a result of payment of the SARs; and (b) does not commit to structure the SARs to reduce or eliminate the Participant’s liability for Tax-Related Items.

Section 10.           Notices. Any notice required to be given or delivered to the Plan Administrator or the Company under the terms of this Agreement shall be in writing (including a writing delivered by facsimile transmission or electronic mail) and addressed to the Plan Administrator at the principal corporate office of the Company. Any notice required to be given or delivered to Participant shall be in writing (including a writing delivered by facsimile transmission or electronic mail) and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Plan Administrator. All notices shall be deemed to have been given or delivered upon: (a) personal delivery; (b) five (5) days after deposit in the United States mail by certified or registered mail (return receipt requested); (c) one (1) business day after deposit with any return receipt express courier (prepaid); or (d) when receipt is acknowledged after transmission by facsimile or electronic mail.

Section 11.           Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Plan Administrator for review. The resolution of such a dispute by the Plan Administrator shall be final and binding on the Company and Participant.

Section 12.           Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to applicable restrictions on transfer, this Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives and designated beneficiary.

Section 13.           Governing Law. To the extent not otherwise preempted by federal law, the validity, construction and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its conflict of law principles.

Section 14.           Choice of Forum. Participant hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state courts of Delaware (and if jurisdiction in the state courts of Delaware shall be unavailable, the Federal courts of the United States of America sitting in the state of Delaware), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Exercise Agreement, the Shares issued in connection herewith or for recognition or enforcement of any judgment relating thereto, and Participant hereby (i) agrees not commence any such action or proceeding except in the state courts of Delaware (and if jurisdiction in the state courts of Delaware shall be unavailable, the Federal courts of the United States of America sitting in the state of Delaware),

(ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the state courts of Delaware (and if jurisdiction in the state courts of Delaware shall be unavailable, the Federal courts of the United States of America sitting in the state of Delaware), and any appellate court from any thereof, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in the state courts of Delaware (and if jurisdiction in the state courts of Delaware shall be unavailable, the Federal courts of the United States of America sitting in the state of Delaware), and (iv) waives, to the fullest extent it may legally and effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in the state courts of Delaware (and if jurisdiction in the state courts of Delaware shall be unavailable, the Federal courts of the United States of America sitting in the state of Delaware).

Section 15.           Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING RELATING TO A DISPUTE ARISING OUT OF OR RELATING TO THIS EXERCISE AGREEMENT AND FOR ANY COUNTERCLAIM WITH RESPECT THERETO.

Section 16.           Amendment. The Plan Administrator may amend, modify or terminate this Award at any time prior to payment or exercise in any manner not inconsistent with the terms of this Plan; provided, however, that Participant’s rights under the Award shall not be impaired by such amendment unless (a) the Plan Administrator requests the consent of such Participant and (b) Participant consents in writing.

Section 17.           Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

Section 18.           Severability. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

Section 19.           Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Award Agreement.

Section 20.           Headings. The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement.

Section 21.           Gender and Number. In construing this Agreement, any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural, except when otherwise indicated by the context.

Section 22.           Entire Agreement. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. If any inconsistency should exist between the nondiscretionary terms and conditions of this Agreement and the Plan, the Plan shall govern and control.

Section 23.           Acceptance. Participant hereby acknowledges that he has read and understands the terms and provisions of this Agreement, and accepts the Award subject to all the terms and conditions of the Plan and this Agreement. Participant has had an opportunity to obtain the advice of legal counsel prior to executing this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of this Award and disposition of the Shares, and that Participant should consult a tax advisor prior to such exercise or disposition. Participant attests that he is relying solely on such advisors and not on any statements or representations of the Plan Administrator, the Company, or any Affiliate, or any agents thereof. Further, Participant hereby acknowledges and understands that he (and not the Company) shall be solely responsible for his tax liability that may arise as a result of receiving this Award Agreement.

IN WITNESS WHEREOF, the Company and Participant have caused this Agreement to be executed in duplicate, effective as of the Award Date.

BIO-PATH HOLDINGS, INC.

By:

PARTICIPANT

(Signature)

(Please print name)

Address:

Facsimile:
E-mail:

APPENDIX I

BIO-PATH HOLDINGS, INC.

2017 STOCK INCENTIVE PLAN

STOCK APPRECIATION RIGHT EXERCISE AGREEMENT

This Stock Appreciation Right Exercise Agreement (the “Exercise Agreement”) is made and entered into as of _____________________ (the “Effective Date”) by and between Bio-Path Holdings, Inc., a Delaware corporation (the “Company”), and the individual named below (the “Participant”) pursuant to the Bio-Path Holdings, Inc., 2017 Stock Incentive Plan (the “Plan”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan or this Award Agreement.

Participant:

Social Security Number:

Address:

Email:

Telephone Number:

Fax Number:

Number of Stock Appreciation Rights Exercised: [_______________]

Exercise Price per SAR: [__________________]

Award Date: [_____________________________]

Expiration Date: [__________________________]

1.       Exercise of Stock Appreciation Rights.

1.1       Exercise. Subject to the terms and conditions of this Exercise Agreement, Participant hereby exercises the stock appreciation rights (the “SARs”) granted under the applicable Award Agreement with respect to the number of SARs set forth above (the “Exercised SARs”).

1.2       Payment. Participant shall receive a payment with respect to the Exercised SARs in an amount determined by (i) subtracting the Exercise Price per SAR from the Fair Market Value of a Share of Common Stock as of the Exercise Date, and (ii) multiplying that amount by the number of SARs exercised. The amount will be paid in a form permitted under the applicable Award Agreement and the terms of the Plan.

2.       Delivery.

2.1       Deliveries by Participant. Participant hereby delivers to the Plan Administrator this (a) Exercise Agreement, executed by the Participant, and (b) such other documents as required by the Company or Plan Administrator.

2.2       Shares Issued. Where applicable, upon receipt of the items described in Section 2.1, the Company shall evidence the issuance of Shares to the Participant. If the Company desires to evidence these Shares by means of certificated shares, the Company shall issue a certificate in the name of Participant for the number of Shares issued with respect to the Exercised SARs in accordance with this Exercise Agreement.

3.       Rights as a Stockholder. In the event Participant receives payment in Shares, Participant will become a stockholder of record and will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Participant until such time as Participant disposes of the Shares.

4.       Compliance with Laws and Regulations. The issuance and transfer of any Shares will be subject to, and conditioned upon compliance by the Company and the Participant with all applicable federal, state and local laws and regulations and all applicable requirements of any stock exchange or automated quotation system on which the Shares may be listed or quoted at the time of such issuance or transfer.

5.       Tax Consequences.

5.1       Exercise of SAR. There may be a regular federal and state income tax liability upon the exercise of the SAR. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the Spread.  If Participant is a current or former Employee of the Company, the Company may be required to withhold from Participant’s compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

5.2        Disposition of Shares.  To the extent that Participant has, upon exercise of the SAR, received payment in the form of Shares of Common Stock, in the event that any such Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of the SAR, any gain realized on disposition of such Shares will be treated as long-term capital gain.

5.3       Tax Liability and Withholding.  Notwithstanding any action the Company takes with respect to any or all income tax, social security, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting, or settlement of the SARs or, if applicable, the subsequent sale of any Shares acquired as a result of settlement of the SARs; and (b) does not commit to structure the SARs to reduce or eliminate the Participant’s liability for Tax-Related Items.

6.       Notices. Any notice required to be given or delivered to the Plan Administrator or the Company under the terms of this Exercise Agreement shall be in writing (including a writing delivered by facsimile transmission or electronic mail) and addressed to the Plan Administrator at the principal corporate office of the Company. Any notice required to be given or delivered to Participant shall be in writing (including a writing delivered by facsimile transmission or electronic mail) and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Plan Administrator. All notices shall be deemed to have been given or delivered upon: (a) personal delivery; (b) five (5) days after deposit in the United States mail by certified or registered mail (return receipt requested); (c) one (1) business day after deposit with any return receipt express courier (prepaid); or (d) when receipt is acknowledged after transmission by facsimile or electronic mail.

7.       Interpretation. Any dispute regarding the interpretation of this Exercise Agreement shall be resolved by the Plan Administrator, which decision shall be final and binding on the Company and Participant.

8.       Successors and Assigns. The Company may assign any of its rights under this Exercise Agreement. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to applicable restrictions on transfer, this Exercise Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives and designated beneficiary.

9.       Governing Law. TO THE EXTENT NOT OTHERWISE PREEMPTED BY FEDERAL LAW, THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PRINCIPLES.

10.       Choice of Forum. Participant hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state courts of Delaware (and if jurisdiction in the state courts of Delaware shall be unavailable, the Federal courts of the United States of America sitting in the state of Delaware), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Exercise Agreement, the Shares issued in connection herewith or for recognition or enforcement of any judgment relating thereto, and Participant hereby (i) agrees not commence any such action or proceeding except in the state courts of Delaware (and if jurisdiction in the state courts of Delaware shall be unavailable, the Federal courts of the United States of America sitting in the state of Delaware), (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the state courts of Delaware (and if jurisdiction in the state courts of Delaware shall be unavailable, the Federal courts of the United States of America sitting in the state of Delaware), and any appellate court from any thereof, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in the state courts of Delaware (and if jurisdiction in the state courts of Delaware shall be unavailable, the Federal courts of the United States of America sitting in the state of Delaware), and (iv) waives, to the fullest extent it may legally and effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in the state courts of Delaware (and if jurisdiction in the state courts of Delaware shall be unavailable, the Federal courts of the United States of America sitting in the state of Delaware).

11.       Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING RELATING TO A DISPUTE ARISING OUT OF OR RELATING TO THIS EXERCISE AGREEMENT AND FOR ANY COUNTERCLAIM WITH RESPECT THERETO.

12.       Counterparts. This Exercise Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

13.       Severability. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

14.       Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Award Agreement.

15.       Headings. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement.

16.       Gender and Number. In construing this Exercise Agreement, any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural, except when otherwise indicated by the context.

17.       Entire Agreement. The Plan is incorporated herein by reference. This Exercise Agreement, the Award Agreement, and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. If any inconsistency should exist between the nondiscretionary terms and conditions of this Exercise Agreement and the Plan, the Plan shall govern and control.

IN WITNESS WHEREOF, the Company and the Participant have caused this Exercise Agreement to be executed in duplicate as of the Effective Date first above written.

BIO-PATH HOLDINGS, INC.

By:

(Please print name)

(Please print title)

PARTICIPANT

(Signature)

(Please print name)

APPENDIX II

CONSENT OF SPOUSE TO AWARD AGREEMENT

I, ______________________, the spouse of Participant (as defined in the Bio-Path Holdings, Inc. 2017 Stock Incentive Plan Award Agreement to which this consent is attached), have read, understand, and hereby approve all the terms and conditions of (a) such Award Agreement to which this consent is attached and (b) the Plan (as defined therein).

I hereby agree to be irrevocably bound by all the terms and conditions of Bio-Path Holdings, Inc. 2017 Stock Incentive Plan Award Agreement and the Plan and further agree that any community property interest I may have in the Award or any Common Stock that is ultimately held by Participant will be similarly bound by the Bio-Path Holdings, Inc. 2017 Stock Incentive Plan Award Agreement and the Plan.

I hereby appoint Participant, with unrestricted power of substitution and resubstitution, as my attorney-in-fact, to act in my name, place, and stead with respect to any amendment of the Bio-Path Holdings, Inc. 2017 Stock Incentive Plan Award Agreement or the Plan or the exercise of any rights or satisfaction of any obligations thereunder. This grant of power of attorney is irrevocable, shall not be affected by my subsequent death, disability or incapacity, is binding upon each of my legatees, heirs, personal representatives and administrators and is coupled with an interest.

Dated: ___________ ___, _____

Signature: